                                                                  EXHIBIT 10.12c

                                                                  EXECUTION COPY

                             LETTER AMENDMENT NO. 4

                                                      Dated as of March 14, 2001

To the Banks (the "Banks") party to the Third Amended and Restated Parallel Purchase Commitment referred to below, the Investors (the "Investors") party to the Fourth Amended and Restated Trade
  Receivables Purchase and Sale Agreement
  referred to below and to Citicorp North
  America, Inc., as agent for the Banks and the Investors (the "Agent")

Ladies and Gentlemen:

            We refer to (i) the Third Amended and Restated Parallel Purchase Commitment dated as of May 28, 1999, as amended by Letter Amendment No. 2 dated as of February 9, 2000 and Letter Amendment and Waiver No. 3 dated as of August 31, 2000 (as so amended, the "Parallel Purchase Commitment") among PolyOne Corporation (formerly known as The Geon Company) ("PolyOne"), the Banks and the Agent and (ii) the Fourth Amended and Restated Trade Receivables Purchase and Sale Agreement dated as of May 28, 1999 between PolyOne, the Investors and the Agent, as amended by Letter Amendment No. 1 dated as of July 21, 1999, Letter Amendment No. 2 dated as of February 9, 2000 and Letter Amendment and Waiver No. 3 dated as of August 31, 2000 (as so amended, the "Investor Agreement" and together with the Parallel Purchase Commitment, the "Agreements"). Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Agreements.

            It is hereby agreed by you and us as follows:

            SECTION 1. Amendment of the Parallel Purchase Commitment. The Parallel Purchase Commitment is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

            (a) The definition of "Bank Commitment" set forth in Section 1.01 of the Parallel Purchase Commitment is hereby amended by deleting the number "$100,000,000" in clause (i) thereof and substituting therefor the number "$200,000,000".

            (b) The definition of "Commitment" set forth in Section 1.01 of the Parallel Purchase Commitment is hereby amended by deleting the number "$100,000,000" therein and substituting therefor the number
      "$200,000,000".

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            (c) The definition of "Commitment Termination Date" set forth in
      Section 1.01 thereof is amended by deleting the same in its entirety and replacing it with the following definition:

                  "'Commitment Termination Date' means the earliest of (a) December 20, 2001, unless, prior to such date (or the date so extended pursuant to this clause), upon the Seller's request made not more than 90 nor less than 45 days prior to the then Commitment Termination Date, one or more Banks having 100% of the Bank Commitments shall in their sole discretion consent, which consent shall be given not more than 30 days prior to the then Commitment Termination Date, to the extension of the Commitment Termination Date to the date occurring 360 days after the then Commitment Termination Date, provided, however, that any failure of any Bank to respond to the Seller's request for such extension shall be deemed a denial of such request by such Bank, (b) the "Facility Termination Date" under the Investor Agreement, and (c) the date of termination of the Commitment pursuant to Section 2.03 or Section 7.01."

            (d) Section 3.03(d) of the Parallel Purchase Commitment is deleted in its entirety.

            (e) Section 7.01 of the Parallel Purchase Commitment is amended by
      (A) adding to the end of subsection (i) thereto the word "or" and (B) adding after subsection (i) thereto the following subsection (j):

                  "(j) All of the Seller's long-term public senior debt securities, if rated, shall be rated below BB- by S&P or rated below Ba3 by Moody's or, if not rated, such securities are deemed not to merit a BB rating in the sole discretion of the Agent;"

            (f) Section 7.01 (i) thereof is amended by deleting the percentage "100%" therein and substituting therefor the percentage "95%".

            SECTION 2. Amendment of the Investor Agreement. The Investor Agreement is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

            (a) The definition of "Dilution Percentage" set forth in Section
      1.01 thereof is amended by deleting the same in its entirety and replacing it with the following definition:

                  "'Dilution Percentage' means, as of any date, the product of
                  (a) the sum of (i) 1.5 times the average of the Dilution Ratios for each of the twelve most recently ended calendar months, plus (ii) the Dilution Volatility as at the last day of the most recently ended calendar month, and (b) the Dilution Horizon as of such date; provided, however, that the "Dilution Percentage" shall be modified if, prior to such modification, (i) the Agent


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                  shall have (a) requested the approval of Moody's and S&P or both and (b) set forth, in a written notice delivered to the Seller, the proposed modification, together with written evidence of the approval of Moody's or S&P or both for such modification, and (ii) the Seller shall have delivered to the Agent its written consent to the proposed modification. Notwithstanding anything to the contrary contained in this definition of `Dilution Percentage', so long as (x) the Seller's long-term senior debt securities are rated at least BBB by S&P or Baa2 by Moody's, and (y) the Seller's long-term senior debt securities are rated at least BBB- by S&P and Baa3 by Moody's, the `Dilution Percentage' shall be zero."

            (b) The definition of "Purchase Limit" set forth in Section 1.01 thereof is amended by deleting the number "$100,000,000" therein and substituting therefor the number "$200,000,000".

            (c) The definition of "Net Receivables Pool Balance" set forth in
      Section 1.01 thereof is amended by deleting the same in its entirety and replacing it with the following definition:

                  "'Net Receivables Pool Balance' means, at any time, the Outstanding Balance of the Eligible Receivables in the Receivables Pool at such time reduced by the sum of (i) the aggregate Outstanding Balance of the Defaulted Receivables in the Receivables Pool at such time, (ii) the aggregate amount by which the then Outstanding Balance of all Eligible Receivables (other than Defaulted Receivables) of each Obligor then in the Receivables Pool exceeds, in the case of each Obligor other than an Obligor having a Special Concentration Limit, the product of (A) the Concentration Limit for such Obligor multiplied by (B) the aggregate then outstanding Capital of all Eligible Assets, and in the case of each Obligor having a Special Concentration Limit, the lower of (I) the product of (A) the Concentration Limit for such Obligor multiplied by (B) the aggregate then outstanding Capital of all Eligible Assets, and (II) $10,000,000, (iii) the aggregate amount of Collections on hand at such time for payment on account of any Eligible Receivables, the Obligor of which has not been identified and (iv) the aggregate Outstanding Balance of all Eligible Receivables in respect of which any credit memo issued by the Seller or any Selling Subsidiary is outstanding at such time to the extent deemed Collections have not been paid pursuant to Section 2.07."

            (d) The definition of "Concentration Limit" set forth in Section
      1.01 thereof is amended by deleting the same in its entirety and replacing it with the following definition:

                  "'Concentration Limit' for any Obligor means at any time 3 1/3%, or, in the case of any such Obligor designated by the Agent in a writing delivered to the Seller, such other percentage ("Special Concentration Limit") for such Obligor so designated by the Agent; provided, that (i) in


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                  the case of an Obligor with any Affiliated Obligor, the
                  Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor and (ii) the Agent may cancel any Special Concentration Limit upon five Business Days' notice to the Seller."

            (e) The definition of "Seller Report" set forth in Section 1.01 thereof is amended by deleting the same in its entirety and replacing it with the following definition:

                  "'Seller Report' means a report, in substantially the form of Exhibit C hereto, as such Exhibit C may be amended by the Agent from time to time in accordance with its then current credit policy or guidelines (with notice to, but without the consent of either of, the Seller and the Collection Agent), in each case furnished by the Collection Agent to the Agent for each Owner pursuant to Section 2.07."

            (f) Section 3.02(i) thereof is amended by changing Section 3.02(i) to read:

                  "(i) Executed copies of Lock-Box Agreements duly executed by the Lock-Box Banks and the Seller or such Selling Subsidiary;".

            (g) Sections 3.04 and 3.05 thereof are deleted in their entirety.

            (h) Section 5.01(h) thereof is amended by deleting the word "substantially" therefrom.

            (i) Section 5.01(i) thereof is amended by deleting the words "Upon the request of the Agent" therefrom and capitalizing the "t" in the "the" following such deleted words.

            (j) Section 6.03(a) thereof is amended by adding thereto the following provisions:

                  "Further, the Agent is hereby authorized at any time to date, execute and deliver to the Lock-Box Banks the Notices of Effectiveness referred to in the Lock-Box Agreements. The Seller hereby, when the Agent shall deliver such Notices of Effectiveness to the Lock-Box Banks, transfers to the Agent the exclusive ownership, dominion and control of the Lock-Box Accounts to which the Obligors of Pool Receivables shall make payments, and shall take such further action that the Agent may reasonably request to effect such transfer. If the Agent shall deliver such Notices of Effectiveness to the Lock-Box Banks, the Agent will, promptly after the aggregate Capital of all Eligible Assets shall be reduced to zero and the Yield in respect of all Eligible Assets and all other amounts payable under this Agreement to the Owner shall be paid in full, instruct the Lock-Box


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

                  Banks that the Agent transfers back to the Seller or the Selling Subsidiary, as the case may be, exclusive ownership, dominion and control of the Lock-Box Accounts."

            (k) Section 7.01 (k) thereof is amended by deleting the percentage "100%" therein and substituting therefor the percentage "95%"; (l) Section
      7.01 is amended by (A) adding to the end of subsection (l) thereto the word "or" and (B) adding after subsection (l) thereto the following new subsection (m):

                  "(m) All of the Seller's long-term public senior debt
            securities, if rated, are rated below BBB- by S&P or rated below Baa3 by Moody's or, if not rated, such securities are deemed to have a rating below BBB in the sole discretion of the Agent; provided, however, that in the case of CRC and its Assignees only (but not in the case of Ciesco and its Assignees), this subsection (l) shall not cause an Event of Investment Ineligibility to occur if and so long as, during the period that such securities shall not be rated below BB- or rated below Ba3 (or deemed rated below BB), the transaction evidenced by this Agreement shall be rated at least BBB- by S&P in a writing from S&P delivered to the Agent and rated at least Baa3 by Moody's in a writing from Moody's delivered to the Agent;".

            (m) Exhibit C to the Investor Agreement is amended by deleting the same in its entirety and replacing it with Exhibit C hereto.

            (n) Exhibit E to the Investor Agreement is amended by adding to
      Section 3(a) thereof the following provisions:

                  "Further, the Agent is hereby authorized at any time to date, execute and deliver to the Lock-Box Banks the Notices of Effectiveness referred to in the Lock-Box Agreements. The Selling Subsidiary hereby, when the Agent shall deliver such Notices of Effectiveness to the Lock-Box Banks, transfers to the Agent the exclusive ownership, dominion and control of the Lock-Box Accounts to which the Obligors of Pool Receivables shall make payments, and shall take such further action that the Agent may reasonably request to effect such transfer. If the Agent shall deliver such Notices of Effectiveness to the Lock-Box Banks, the Agent will, promptly after the aggregate Capital of all Eligible Assets shall be reduced to zero and the Yield in respect of all Eligible Assets and all other amounts payable under the Agreements to the Owner shall be paid in full, instruct the Lock-Box Banks that the Agent transfers back to the Seller or the Selling Subsidiary, as the case may be, exclusive ownership, dominion and control of the Lock-Box Accounts."


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

            SECTION 3. Consent to Additional Selling Subsidiary. The Agent hereby consents to the addition of PolyOne Distribution Company, a Delaware corporation, as a Selling Subsidiary under the Investor Agreement and the Parallel Purchase Commitment; provided that (i) the Agent shall have received a copy of a Selling Subsidiary Letter duly executed by PolyOne Distribution Company, the Seller and the Agent and (ii) subject to Section 4 below, the terms and conditions of Section 5.01(l) of the Investor Agreement shall have been satisfied in full prior to the sale of any Receivables originated by such Selling Subsidiary to be included in the Receivables Pool.

            SECTION 4. Delivery of Lock Box Letters. PolyOne hereby agrees to deliver to the Agent within 30 days of the date hereof, a Lock-Box Agreement in form and substance reasonably satisfactory to the Agent duly executed by PolyOne Distribution Company and Bank One, N.A. and each other bank that is required to become a Lock-Box Bank in connection with the addition of PolyOne Distribution Company as a Selling Subsidiary. Each of the parties hereto hereby agrees that if any such Lock-Box agreement is not delivered to the Agent by such date, such non-delivery shall constitute an Event of Investment Ineligibility under the Investor Agreement and an Event of Termination under the Parallel Purchase Commitment unless the date for delivery is extended in writing by the Agent.

            SECTION 5. Conditions of Effectiveness of this Letter Amendment. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received

      (a) counterparts of this Letter Amendment executed by the undersigned, the Agent, the Banks and the Investors, and counterparts of the Selling Subsidiary Agreement attached hereto as Annex I executed by the Selling Subsidiary referred to therein;

      (b) a copy of the resolutions adopted by the Board of Directors of PolyOne approving the increase of the Bank Commitment under the Parallel Purchase Commitment, and the Purchase Limit under the Investor Agreement, pursuant to this Letter Agreement;

      (c) a certificate of the Secretary or Assistant Secretary of PolyOne certifying the names and the signatures of the officers of PolyOne authorized on its behalf to sign this Letter Agreement and the names and the signatures of the officers of each Selling Subsidiary authorized on its behalf to sign the Selling Subsidiary Agreement attached hereto as Annex I; and

      (d) a favorable opinion of the Senior Corporate Counsel to PolyOne, in substantially the form of Exhibit A to this Letter Agreement.

            This Letter Amendment is subject to the provisions of Section 11.01 of the Agreements

            SECTION 6. Reference to and Effect on the related Documents. (a) On and after the effectiveness of this Letter Amendment, (i) each reference in the Parallel Purchase Commitment to "this Agreement", "hereunder", "hereof" or words of like import referring to the


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

Parallel Purchase Commitment, and each reference in the Certificates, the Selling Subsidiary Letter and the Investor Agreement, to "the Agreement", "the Parallel Purchase Commitment", "thereunder", "thereof" or words of like import referring to the Parallel Purchase Commitment, shall mean and be a reference to the Parallel Purchase Commitment, as amended by this Letter Amendment and (ii) each reference in the Investor Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Investor Agreement, and each reference in the Certificates, the Selling Subsidiary Letter and the Parallel Purchase Commitment, to "the Agreement", "the Investor Agreement", "thereunder", "thereof" or words of like import referring to the Investor Agreement, shall mean and be a reference to the Investor Agreement, as amended by this Letter Amendment.

            (b) The Parallel Purchase Commitment and the Investor Agreement, as specifically amended by this Letter Amendment, and the Certificates and the Selling Subsidiary Letter are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, any Investor or the Agent under the Parallel Purchase Commitment, the Investor Agreement, the Certificates or any Selling Subsidiary Letter, nor constitute a waiver of any provision of the Parallel Purchase Commitment, the Investor Agreement, the Certificates or any Selling Subsidiary Letter.

            SECTION 7. Costs and Expenses. The undersigned agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.06 of the Agreements.

            SECTION 8. Execution of this Letter Amendment. (a) If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Junette Earl, Citibank, N.A., 388 Greenwhich Street, 19th Floor, New York, NY 10013,
Telephone: (212) 816-0002, Telecopier: (212) 816-0245.

            (b) This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            SECTION 9. Governing Law. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        POLYONE CORPORATION

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
  as Agent

By
   -------------------------------
   Name:
   Title:


CITIBANK, N.A.

By
   -------------------------------
   Name:
   Title:


CORPORATE RECEIVABLES CORPORATION

By: Citicorp North America, Inc.
      as Attorney-in-Fact

By
   -------------------------------
   Name:
   Title:


CIESCO, L.P.

By: Citicorp North America, Inc.
      as Attorney-in-Fact

By
   -------------------------------
   Name:
   Title:


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

                                                                       EXHIBIT A
                                                                              TO
                                                          LETTER AMENDMENT NO. 4

                                              March 14, 2001

To Citicorp North America, Inc., as Agent
Citibank, N.A.
Ciesco, L.P. and
Corporate Receivables Corporation

                               PolyOne Corporation

Ladies and Gentlemen:

            I furnish this opinion to you pursuant to Section 5(d) of Letter Amendment No. 4 dated as of March 14, 2001 (the "Amendment") among PolyOne Corporation (the "Seller"), Ciesco, L.P., Corporate Receivables Corporation, Citibank, N.A. and Citicorp North America, Inc., as Agent. Each term defined in the Amendment, when used herein, shall have the meaning therein defined.

            As counsel of the Seller, I and/or attorneys under my supervision have examined:

      1.    The Amendment;

      2.    The Agreements;

      3. The documents furnished by the Seller pursuant to Section 5 of the Amendment;

      4. The Certificate of Incorporation of the Seller and all amendments thereto (the "Charter"); and

      5.    The by-laws of the Seller and all amendments thereto (the
            "By-Laws").

            As to questions of fact material to such opinion, I have, in the case of relevant facts not independently established by me, relied upon certificates of the Seller or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the agreements by all parties other than the Seller. I have also examined such other documents and records and have made such investigation of law, as I deem necessary and relevant to form a basis for this opinion.

            I have qualified and remain qualified to practice law in the State of Ohio and I do not express an opinion on any laws other than the laws of the State of Ohio, and the Federal laws of the United States.

            Based upon the foregoing and upon such investigation as I have deemed necessary, I opine as follows:


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

            1. The Seller has duly incorporated under the laws of the State of Ohio, and remains duly incorporated and validly exists as a corporation in good standing under the laws of the State of Ohio. The Seller has qualified to do business and remains qualified to do business, and has achieved good standing status and remains in good standing, in every jurisdiction where the nature of the Seller's business requires that the Seller so qualify, except where the failure to so qualify would not have a material adverse effect on the Seller.

            2. The due execution, delivery, and performance by the Seller of the Amendment, and the Agreements as amended by the Amendment, all lie wholly within Seller's corporate powers, have received due authorization by all necessary corporate action, and (a) do not contravene (i) the Charter or the By-laws or
(ii) any law, rule or regulation applicable to the Seller or (iii) any contractual or legal restriction applicable to Seller, and (b) do not result in or require the creation of any Adverse Claim (other than pursuant to the Agreements as amended by the Amendment) upon or with respect to any of the Seller's properties. The Seller has duly executed and delivered the Amendment.

            I have provided the above opinions solely for your use with respect to matters pertaining specifically to Seller in the above-described transaction and no other person may reproduce, file publicly or rely upon the same for any purpose whatsoever without the express written consent of the undersigned. I express the opinions set forth herein as of the date hereof and no undertaking exists to advise you of any change that may subsequently come to my attention in the facts and/or legal conclusions upon which I base such opinions.

                                            Very truly yours,


                                            ------------------------------------


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                                                                         ANNEX I
                                                                              TO
                                                          LETTER AMENDMENT NO. 4

                          SELLING SUBSIDIARY AGREEMENT

                           Dated as of March 14, 2001

            The undersigned, Polyone Engineered Films, Inc. (formerly, Geon Engineered Films, Inc.) refers to the foregoing Letter Amendment No. 4 (the terms defined therein being used herein with the same meaning) and hereby agrees that (a) its Selling Subsidiary Letter is hereby amended by adding to Section 3(a) thereof the provisions that are added to Section 3(a) of Exhibit E to the Investor Agreement pursuant to Section 2(n) of the foregoing Letter Amendment No. 4, and (b) its Selling Subsidiary Letter, as amended by clause (a) above, is and shall continue to be in full force and effect and is in all respects ratified and confirmed.

                                        POLYONE ENGINEERED FILMS, INC.
                                        (formerly, GEON ENGINEERED FILMS, INC.)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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